AMERICAN GENERAL ANNUITY INSURANCE COMPANY

A.G. SEPARATE ACCOUNT A

The One® Multi-Manager AnnuitySM

FLEXIBLE PREMIUM INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

Supplement Dated January 1, 2002

to Prospectus Dated May 1, 2001

This supplement supersedes all previous supplements.

Section: General Information, About the Company (page 12)

The second, third and fourth paragraphs are deleted in their entirety and replaced with the following:

On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of American General Corporation ("AGC"), a Texas corporation. On this date the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. Members of the AGC group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance. American General Financial Group is the marketing name for AGC and its subsidiaries. The commitments under the Contracts are the Company's, and AGC has no legal obligation to back those commitments.

On May 11, 2001, AGC, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, the Company is now an indirect, wholly-owned subsidiary of AIG.

Sections: Fee Tables and Summary (pages 4 through 8)

Effective at close of business December 31, 2001, North American Funds Variable Product Series I changed its name to VALIC Company I. Each series has also changed its name as shown below:
Old Name North American Funds Variable Product Series I	New Name VALIC Company I
North American - AG 1 Money Market Fund	Money Market I Fund
North American - Putnam Opportunities Fund	Opportunities Fund

Footnote 7 on page 5 should be deleted.

Section: Summary (page 8)

As a result of the acquisition, VALIC mailed proxy statements to all investors in VALIC Company I, asking for approval for several proposals, including adding an affiliated sub-adviser to the Money Market I Fund, effective on or about January 1, 2002. Investors voted to approve the addition of a sub-adviser, SunAmerica Asset Management Corp., to the Money Market I Fund at the December 28, 2001 special meeting of shareholders.